SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): January 24,
2009

CAL ALTA AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada              000-51227               88-0448809
(State or Other (Commission File Number)  (IRS Employer
Jurisdiction of 		        Identification Number
Incorporation)

#8, 3927 Edmonton Trail, N.E., Calgary, Alberta   T2E 6T1
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (403) 291-
7020


 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



As used herein, the terms, "we," "us," "our," and the "Company" refers to Cal Alta Auto Glass, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 5.02	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

A.	Background

As previously stated in the Form 8-K that we filed on January 16, 2009, on January 12, 2009, we entered to a Securities Purchase Agreement (the "Acquisition Agreement") for the purchase of all of the outstanding capital stock of Energy One Resource Services, Inc., an Alberta corporation ("Energy One") and by the terms of the Acquisition Agreement, we are acquiring all of the 14,839,000 shares of the Class A Common Stock of Energy One effective December 30, 2008 (the "Closing Date") and assume all of the outstanding liabilities of Energy One as of that date with the result that Energy One becomes our subsidiary (the "Acquisition").

In addition, on January 12, 2009, we entered into the Asset Purchase Agreement (the "Divestiture Agreement") with our President, Frank Aiello, wherein we agreed to sell and transfer all of our existing automobile glass repair business and assets to Mr. Aiello in consideration of Mr. Aiello assuming all of our existing liabilities (existing as of December 31, 2008) and tendering to the Company, as payment therefore, an aggregate of one million six hundred sixty-six thousand six hundred-sixty-six (1,666,667) shares of our Common Stock previously owned and held by Mr. Aiello. The Divestiture Agreement was effective December 31, 2008 (the "Divestiture Closing Date").

With the closing of the Acquisition Agreement on December 30, 2008 and the closing of the Divestiture Agreement the following day on December 31, 2008, our assets, business, and strategy has changed such that we are no longer in the business of providing automobile glass repair services and we are now focused on the business being conducted by Energy One.

B.	Resignation of Denise Aiello as Secretary and Director

Following these transactions, Ms. Denise Aiello resigned as a Director and Corporate Secretary of the Company. The resignation of Ms. Denise Aiello, the wife of Frank Aiello, was delivered to the Company on January 22, 2009 but was accepted by our Board of Directors through an action of the Board of Directors that was adopted January 24, 2009. The resignation was not the product or the result of any disagreement on any matter relating the Company's operations, policies, or practices and her resignation did not result from any action to remove her as an officer or director of the Company.


C.	Resignation of Frank Aiello as President and Treasurer

In addition and following these transactions, Mr. Frank Aiello resigned as President and Treasurer of the Company. The resignation of Mr. Frank Aiello, the husband of Ms. Denise Aiello, was delivered to the Company on January 22, 2009 but was accepted by our Board of Directors through an action of the Board of Directors that was adopted January 24, 2009. The resignation was not the product or the result of any disagreement on any matter relating the Company's operations, policies, or practices and his resignation did not result from any action to remove him as an officer of the Company. Mr. Aiello remains a Director of the Company.

D.	Election of Kirk R. Reed as President and Director

Our Board of Directors through an action of the Board of Directors that was adopted January 24, 2009, appointed Kirk R.
Reed as the Company's President and elected Mr. Reed to our Board of Directors. Mr. Reed is also currently the President and a Director of Energy One Resource Services, Inc.

E.	Election of Monica M. Sheridan as Secretary, Treasurer, and
Director

Our Board of Directors through an action of the Board of Directors that was adopted January 24, 2009, appointed Monica M. Sheridan as the Company's Secretary, Treasurer, and elected Ms. Sheridan to our Board of Directors. Ms. Sheridan has served in management at Remote Rentals from April 2004 to the present and as a Safety Officer at QUIS Trucking, Ltd. from May 2006 to September 2006. From June 2005 to April 2006, Ms. Sheridan was employed by Canadian Pipeline Construction where she was responsible for accounts payable, accounts receivable, payroll, safety and secretarial duties. From June 2004 to May 2005, Ms. Sheridan was employed by NWFC Construction Ltd. where she was responsible for accounts payable, accounts receivable, payroll, safety and secretarial duties. She is a Certified Safety Officer and holds a Business Education Certificate from Fairview College.

For these and other reasons, we may be viewed as a company that is entering a new business with all of the attendant risks and uncertainties associated with a new business. Any person who acquires our Common Stock should be prepared to lose all or substantially all of their investment.

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws;
Change in Fiscal Year

Our Board of Directors through an action of the Board of Directors that was adopted January 24, 2009, approved a proposal to amend our Articles of Incorporation to change the Company's name to Cal Alta Group, Inc. While this proposed amendment is not yet effective, we plan to submit this proposed amendment to our stockholders in the near future.



ITEM 7.01	Regulation FD Disclosure

As stated above, we have entered into the Acquisition Agreement effective December 30, 2008 and the Divestiture Agreement effective December 31, 2008. With the departure of Ms. Denise Aiello as Secretary and Director, the resignation of Frank Aiello as Treasurer and President, the election of Kirk R. Reed as President and Director, and the election of Monica M. Sheridan as Secretary, Treasurer, and Director, we have installed new management in our Company and we are now undertaking the business conducted by Energy One. For these and other reasons, we may be viewed as a company that is entering a new business with new management and with all of the attendant risks and uncertainties associated with a new business.

Any person who acquires our Common Stock should be prepared to lose all or substantially all of their investment. While we believe that all of these events will better serve the long-term interests of our Company, there can be no assurance that we will be successful or that our Company and our stockholders will gain any immediate or long-term benefit. We are a small company with limited opportunities, limited managerial and financial resources, and a limited trading market for our Common Stock.

(A)  Factors That May Affect Future Results

	In General. The purchase of shares of the Company's common stock is very speculative and involves a very high degree of risk. As a small company, our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)	The market price of our common stock may fluctuate
significantly.

	The market price of our common shares may fluctuate significantly in response to factors, many of which are beyond our control, such as:
	the announcement of new technologies by us or our
competitors;
	quarterly variations in our and our competitors'
results of operations;
	changes in earnings estimates or recommendations
by securities  	analysts;
	developments in our industry;
	general market conditions and other factors, including factors unrelated to our own operating performance;
	changing regulatory exposure, laws, rules and regulations which may change; and
	tax incentives and other changes in the tax code.

	Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)	Trading of our common stock is limited.

	Our Common Stock is traded only on the Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our common stock, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)	Limited Financial Resources and Future Dilution

	We are a small company and we have limited financial resources. While we believe that we have some growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CAL ALTA AUTO GLASS, INC.






Date: January 28, 2009
By:
/s/ Kirk R. Reed

Kirk R. Reed, President